EXHIBIT 99(A)

CERTIFICATION OF PERIODIC REPORT

I, C. B. Hudson, Chairman and Chief Executive Officer of Torchmark Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1)
the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002

/s/ C.B. Hudson
C. B. Hudson Chairman and Chief Executive Officer

EXHIBIT 99(B)

CERTIFICATION OF PERIODIC REPORT

I, Gary L. Coleman, Executive Vice President and Chief Financial Officer of Torchmark Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1)
the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002

/s/ Gary L. Coleman
Gary L. Coleman Executive Vice President and Chief Financial Officer